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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 29, 2005
                Date of Report (Date of earliest event reported)


                                 PXRE GROUP LTD.
             (Exact name of registrant as specified in its charter)


                BERMUDA                     1-15259              98-0214719
     (State or Other Jurisdiction         (Commission           (IRS Employer
           of Incorporation)             File Number)        Identification No.)

              PXRE House                                      P.O. Box HM 1282
          110 Pitts Bay Road                                   Hamilton HM FX
            Pembroke HM 08                                         Bermuda
                Bermuda
     (Address, Including Zip Code,
    of Principal Executive Offices)                           (Mailing Address)

                                 (441) 296-5858
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

         On September 29, 2005, PXRE Group Ltd. (the "Company") entered into a Share Purchase Agreement (the "Share Purchase Agreement") with the investors named on the signature pages thereto with respect to the issuance and sale of 375,000 series D perpetual preferred shares, par value $1.00 per share (the "Preferred Shares"), of the Company. The purchase price per share of the Preferred Shares will equal the lesser of (i) $1,000 and (ii) the product of (a) an exchange ratio of approximately 90.9 multiplied by (b) the per share offering price of common shares of the Company being offered in an independent public offering. Attached hereto as Exhibit 4.1 is the Share Purchase Agreement together with the forms of the related Description of Stock and Registration Rights Agreement attached as exhibits thereto.

         On September 30, 2005, the Company issued a press release announcing the agreement to sell the Preferred Shares. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (d)     Exhibits

Exhibit No.                  Description

4.1 Share Purchase Agreement, dated September 30, 2005, by and among PXRE Group Ltd. and the investors named on the signature pages thereto (including exhibits B and C thereto).

99.1                         Press Release of PXRE Group Ltd., dated September
                             30, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PXRE Group Ltd.
                                   (Registrant)


                                 By:       /s/ John M. Modin
                                     -------------------------------------------
                                      Name:  John M. Modin
                                      Title: Executive Vice President and
                                             Chief Financial Officer
Date: October 3, 2005